EXHIBIT 99.2

                                        A NEW SEGMENT


Why?     More Diversity - Ability to Deliver
         Consistent Earnings Growth

Characteristics of Search:

-   Strong Fundamental Growth

-   Good Margins

-   Not Capital Intensive

-   Leadership Position

-   Manufacturing and Technology Base



                    Broadening Our Portfolio Makes Sense

                                AMP OVERVIEW
                                                          Businesses
                                                          ----------

[SEVEN PHOTOS OF ELECTRICAL                    Electrical Connection Devices for
CONNECTION DEVICES]                            the Following Industries:
                                               -   Consumer & Industrial
                                               -   Telecommunications
                                               -   Automotive
                                               -   Personal Computers


             1998 Statistics                         Strengths
             ---------------                         ---------

Sales                 $5.4B           -   Leading Market Position
Op. Margins           ~9%             -   Global
EPS                   $1.50           -   Diverse Markets
Market Cap            ~6.5B           -   Strong Technical Capabilities


 World's Leading Manufacturer of Electrical & Electronic Connection Devices

                   TERMINALS & CONNECTORS ("T&C") MARKET
                            Industry Growth Rate

$25B Market                                     5 Year Average - 9%

                  [BAR GRAPH SHOWING INDUSTRY GROWTH RATE]

1994 - 13%
1995 - 17%
1996 - 5%
1997 - 8%
1998 - 4%

Source:  Bishop & associates, inc.

                           Large Growing Industry

                      TERMINALS & CONNECTORS INDUSTRY

            Sales by Industry                          Sales by Region
            -----------------                          ---------------

  [PIE GRAPH SHOWING SALES BY INDUSTRY]      [PIE GRAPH SHOWING SALES BY REGION]
     Industrial & Consumer - 45%                North America - 38%
     Computer/Peripherals - 25%                 Asia - 30%
     Telecom - 15%                              Europe - 26%
     Automotive - 15%                           ROW - 6%

                                        $25B Market

                    -   Value Added Market an Additional $25B - $30B

                             Diverse And Global

                          AMP'S SHARE OF T&C SALES


                 [BAR GRAPH SHOWING EACH COMPANY'S SHARE OF
                       TERMINAL AND CONNECTOR SALES]

AMP                20%
Molex              6%
Framatome          4%
Berg               3%
Thomas & Betts     3%
Amphenol           3%
3M                 3%

                Leading Global Position In Fragmented Market

                         AMP'S REVENUE COMPOSITION

                                   1998 = $5.4B

Sales by Industry                       Sales by Region
-----------------                       ---------------

[PIE GRAPH SHOWING SALES                [PIE GRAPH SHOWING SALES
BY INDUSTRY]                            BY REGION]

Consumer & Industrial - $1.6B           Americas - 50%
Automotive - $1.4B                      Europe - 30%
Telecom - $1.4B                         Asia/Pacific - 20%
Personal Computer - $1.0B

                   -   77% T&C; 14% Value Added; 9% M/A - Com
                   -   Over 15,000 Patents Issued or Pending
                   -   90,000 Customers in 145 Countries


           Wide Range Of Product Offerings To Diverse Industries

                                      AMP OPPORTUNITIES



Peer Revenue Comparison
-----------------------
(1998 Projected Growth)

[BAR GRAPH SHOWING
A COMPARISON OF AMP'S
PROJECTED 1998 GROWTH WITH
THOSE OF OTHER COMPANIES]

AMP              (5.8%)                         Peer Group Margins
                                                ------------------
Amphenol         3%                             1994      1998      Chg.
                                                ----      ----      ----
Berg             5%
                            AMP                 16.1%     9.4%      (6.7 pts)
Molex            6%
                            Peer Avg.           12.1%     14.6%     +2.5 pts
Thomas & Betts   8%
                            Amphenol            15.0%     17.0%     +2.0 pts
Peer Avg.        5.5%
                            Molex               16.3%     16.3%        --

                            Thomas & Betts      9.4%      12.5%     +3.1pts

                            Berg                7.8%      12.6%     +4.8pts


                         Underperforming Its Peers

                             AMP OPPORTUNITIES
                             Market Value ($B)

[LINE GRAPH COMPARING THE MARKET CAPITALIZATION OF AMP TO THE SUM OF THE MARKET CAPITALIZATIONS OF ITS INDUSTRY PEERS AT THREE MONTH INTERVALS BEGINNING JUNE 1996 AND ENDING JUNE 1998 (ALL DOLLAR AMOUNTS ARE APPROXIMATE). THE GRAPH ALSO INCLUDES THE COMPOUND ANNUAL GROWTH RATES OF AMP (-13%) AND OF THE SUM OF ITS INDUSTRY PEERS (11%) OVER THE SAME PERIOD.]

Peer Group   6.6B   7.5B    7.9B    7.6B   9.3B    10.8B   10.1B  10.1B   8.1B
AMP          8.8B   8.5B    8.4B    7.6B   9.2B    11.8B   9.3B   9.6B    6.6B

             6/96   9/96    12/96   3/97   6/97    9/97    12/97  3/98    6/98

                     Market Recognizes Need For Change

                              ALD PERFORMANCE


Earnings Per Share                         Market Value
------------------                         ------------

[LINE GRAPH SHOWING GROWTH IN             [LINE GRAPH COMPARING ALD'S
ACTUAL EARNINGS PER SHARE FOR             MARKET VALUE GROWTH VS. THE S&P
1992 THROUGH 1997, INCLUDING              500 MARKET VALUE GROWTH FOR 1990
AN ESTIMATE FOR 1998.  EARNINGS           TO 1998.  OVER THIS PERIOD, ALD'S
PER SHARE IS EXPECTED TO INCREASE         MARKET VALUE HAS INCREASED SIX FOLD
FROM $0.96 IN 1992 TO APPROXIMATELY       FROM $4 BILLION $25 BILLION WHILE
$2.30 TO $2.34 IN 1998.]                  THE MARKET VALUE OF THE S&P 500
                                          HAS INCREASED 3.4 FOLD.]


26 Qtrs of 14%+ Growth

                      Consistency Drives Market Value

                        ALD PRODUCTIVITY PERFORMANCE




Total Productivity                          Cost Productivity
------------------                          -----------------

[LINE GRAPH SHOWING TOTAL       [GRAPH SHOWING THE COMPONENTS OF COST PRODUCTIV-
PRODUCTIVITY AND THE BREAK-     ITY FROM 1992 TO 1997. IN 1992, CENSUS, REPO-
DOWN BETWEEN GROWTH PRODUC-     SITIONING AND MATERIAL SAVINGS COMPRISED MOST
TIVITY AND COST PRODUCTIVITY    OF COST PRODUCTIVITY. OVERTIME COST PRODUCTIVI-
FROM 1992 TO 1997.]             TY HAS INCREASINGLY COME FROM SIX SIGMA SAVINGS
                                COMPARED TO CENSUS, REPOSITIONING AND MATEIRAL
                                SAVINGS.]
Total Productivity
Average 5.9%
Since '92

                   1990                   1998
                   ----                   ----
Sales/Employees    $117K                  $200K                [UP ARROW] 71%
Suppliers          [MORE THAN] 10,000     [LESS THAN] 3,000    [DOWN ARROW] 70%


                       Proven Record Of Productivity

                           ALD SIX SIGMA JOURNEY





Manufacturing Quality vs. COPQ               ALD Operating Margins
------------------------------               ---------------------

[LINE GRAPH SHOWING IMPROVEMENT              [LINE GRAPH SHOWING ALD OPERATING
IN THE DEFECT RATE OF MANUFACTUR-            MARGINS INCREASING FROM 5% IN 1991
ING PROCESSES FROM 1992 (2 SIGMA)            TO 13% IN 1998, AN INCREASE OF 800
TO 1998 (4+SIGMA), RESULTING IN              BASIS POINTS]
COST SAVINGS OF $2 BILLION OVER
THAT PERIOD.]


                  Significant Progress, Trained Resources

                        ESTIMATED MARGIN IMPROVEMENT

                                [BAR GRAPH]


               AMP
               $4.2B         $5.4B      +8% Sales Growth After 1999     $6.5B

Op. Income     15%           9%                                         18%        Cost Takeout
               $630M         $495M                                      $1170M

SG&A           18%           21%        -    Corporate Overhead         17%        $185M
               $760M         $1130M     -    Shared Services            $1105M

Cost of        67%           70%        -    Six Sigma/Productivity     65%        $280M
Goods Sold     $2810M        $3775M     -    Purchasing                 $4225M
                                        -    Plant Rationalization

               1993-1995     1998                                       2001
                 AVG

                 Growth & Productivity Will Improve Margins
                           Beyond Historic Level

                       AMP OPERATING MARGIN EXPANSION

                      [BAR GRAPH SHOWING AN ACTUAL AND
                   PROJECTED OPERATING MARGIN EXPANSION]

                                               Productivity &
                                                  Synergies
15%            9%         +2%         +4%                +3%              18%

'93 - '95      1998       Volume/     Manufacturing      Corporate        2001
Average                   Price       Productivity       Overhead &
                                                         Shared Svcs.


                 Growth & Productivity Will Improve Margins
                           Beyond Historic Levels

                                ALD AND AMP

What AMP Brings to ALD                        What ALD Brings to AMP
----------------------                        ----------------------

-    High Growth Industry                     -    Strong Management Team
-    Industry Leadership                      -    Productivity
-    Global                                   -    Six Sigma
-    Product Differentiation                  -    Size and Scale
-    Technological Leadership                 -    Financial Consistency


                             Ideal Combination

                             ALD AND AMP - $21B
                               1998 Pro-Forma

                                [PIE GRAPH]

Connectors                                       $5.4
Spec Chem & Electronic Solutions                 $2.4
Performance Polymers                             $2.0
Aerospace Systems                                $4.9
Transportation Products                          $2.5
Turbine Technologies                             $3.9


-    Broad Product Offering                      -    High Growth
-    Diverse Customer Base                       -    High Margin Businesses
-    Globally Positioned                         -    Consistency

     Breadth Of Products And Geographical Diversity Drives Consistency

                             THE DEAL STRUCTURE


-   Cash Tender - $44.50 Per Share
-   Funded by:
    --  Debt
    --  Internally Generated Cash Flow
    --  Asset Sales
    --  Secondary Equity Offering
-   Anticipated Closing - 12/31/98

                             Funding Available

                             EARNINGS PER SHARE

[BAR GRAPH SHOWING THE OVERALL POSITIVE PROJECTED EFFECTS OF EACH OF ALD'S BUSINESS GROWTH, THE ADDITION OF THE AMP BUSINESS, THE LOSS OF GOODWILL, THE LOSS DUE TO FINANCING AND THE GAINS ON DISPOSITIONS ON THE EARNINGS PER SHARE OF A COMBINED ALD/AMP]


                                                         Equity
                                                         ------
                                                          Debt
$2.30 - $2.34   +$0.30 - $0.35    +$0.83     -$0.32     -$0.78       +$0.27         $2.60 - $2.65

1998            ALD Business      AMP        Goodwill   Financing    Gains on       1999
                Growth            Business                           Dispositions



[LINE GRAPH SHOWING A COMPARISON OF THE PROJECTED GROWTH RATE OF EARNINGS PER SHARE OF ALD AND THE COMBINED ALD/AMP FROM 1998 TO 2001]

                                 Combined Includes
                                 Disposition Gains
ALD             $2.30 -$2.34            13%              15%            15%
COMBINED        $2.30 -$2.34            13%              15%            18%

                      1998             1999             2000           2001


                              No Net Dilution

                               FREE CASH FLOW

             [LINE GRAPH SHOWING A PROJECTED FREE CASH FLOW FOR
              ALD AND THE COMBINED ALD/AMP FROM 1998 TO 2001]


                                     Combined           ALD
                                     --------           ---
                     1998               $500            $500
                     1999               $500            $625
                     2000               $800            $780
                     2001             $1,300            $980


                             Improves Cash Flow

                              ALD DEBT/CAPITAL

       [BAR GRAPH SHOWING A PROJECTION OF ALD'S DEBT-TO-CAPTIAL RATIO
                   FROM DECEMBER 1998 TO DECEMBER 2001]

                       67%
          [Increase            [Decrease resulting from    47%
          resulting            contemplated 1998 asset
          from the             sales ($2B), proceeds of            39%
          incurrence           a contemplated 1998                         29%
21%       of $10.2B            equity offering ($1.5B),
          of debt]             free cash flow and
                               suspension of share
                               repurchase]
12/98                  12/98                               12/99   12/00   12/01
ALD                    Combined


                           Manageable Transaction

                           PORTFOLIO IMPROVEMENT



         1999                         1999                        2001
     (Without AMP)                 (With AMP)                (Includes AMP)

      [PIE GRAPH]                 [PIE GRAPH]                 [PIE GRAPH]

    High Growth     67%         High Growth     75%         High Growth     85%
    High Margin                 High Margin                 High Margin

         $16.5B                        $22B                        $26B


                         Accelerates Transformation

                             CONTINUED EVOLUTION OF ALLIED SIGNAL


-    Market Leadership in High Margin Growth Businesses
-    Broader, More Global, More Diverse
-    Breadth of Markets
-    Cost  Take-out Opportunities
-    High Margin, High Growth Segments
-    Enhanced Ability For Financial Consistency


               ALD And AMP Combine To Form A Premier Company